UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 8, 2017
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ServiceSource International, Inc.
(Exact name of Registrant as specified in its charter)
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Delaware	001-35108	81-0578975
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

717 17th St., 5th Floor
Denver, CO 80202
(Address of principal executive offices, including zip code)
(720) 889-8500
(Registrant's telephone number, including area code)

760 Market Street, 4th Floor
San Francisco, California 94102
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.
On May 8, 2017, ServiceSource International, Inc. issued a press release announcing its results for the quarter ended March 31, 2017. A copy of the press release is attached as Exhibit 99.1 to this current report on Form 8-K and is incorporated by reference herein.
The information in this current report on Form 8-K and the exhibits attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.
Item 2.05 and 2.06 - Costs Associated with Exit or Disposal Activities; Material Impairments
During the second quarter of 2017, the Company initiated several strategic changes across the organization intended to better align its cost structure with current business and market conditions, including a headcount reduction and the reduction of office space in two locations. The Company expects to complete the majority of these actions in the second and third quarters of 2017.
The Company estimates total one-time costs related to these changes incurred during the second and third quarters of 2017 will be between $4.5 million and $5.2 million, including approximately $1.2 million of non-cash impairment charges for certain leasehold improvements and other property and equipment, approximately $3.0 million of cash charges relating to employee severance and other benefits and approximately $0.7 million of cash charges relating to facility lease costs.
The estimated costs and charges are preliminary and may vary based on several factors, including the timing of implementation and changes in underlying assumptions and projections.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

99.1	Press release dated May 8, 2017

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 8, 2017

SERVICESOURCE INTERNATIONAL, INC.

By: /s/ PATRICIA ELIAS
Name : Patricia Elias
Title : Vice President, General Counsel

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release dated May 8, 2017